SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                            ________________

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) January 23, 1996


                     SEARS ROEBUCK ACCEPTANCE CORP.

           (Exact name of registrant as specified in charter)


   Delaware                      1-4040                  51-0080535
(State or Other               (Commission             (IRS Employer
Jurisdiction of               File Number)            Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware                     19807
(Address of principal executive offices)                    (Zip Code)







Registrant's telephone number, including area code (302) 888-3112

Item 5.     Other Events.

            On January 23, 1996, Registrant executed a Pricing Agreement with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan, Stanley & Co. Incorporated and Salomon Brothers Inc, (the "Pricing Agreement"), as the several underwriters named therein, relating to $250,000,000 aggregate principal amount of Registrant's 6 1/8% Notes due January 15, 2006 pursuant to an Underwriting Agreement previously executed with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan, Stanley & Co. Incorporated and Salomon Brothers Inc, dated September 7, 1995 relating to debt securities.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            1 Pricing Agreement, dated January 23, 1996, among Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

            4           Form of 6 1/8% Note.

            5 Opinion of Robert J. Pence dated January 23, 1996, relating to the validity of $250,000,000 aggregate principal amount of 6 1/8% Notes due January 23, 2006.

            23          Consent of Robert J. Pence (included in Exhibit
                        5).

                               SIGNATURES





            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SEARS ROEBUCK ACCEPTANCE CORP.





Date:  January 29, 1996                   By:

                                                KEITH E. TROST
                                                President

                              EXHIBIT INDEX

      1 Pricing Agreement, dated January 23, 1996, among Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

      4           Form of 6 1/8% Note.

      5 Opinion of Robert J. Pence dated January 23, 1996, relating to the validity of $250,000,000 aggregate principal amount of 6 1/8% Notes due January 23, 2006.

      23          Consent of Robert J. Pence (included in Exhibit 5).